Exhibit 99.3

NOVATION AGREEMENT

dated as of November 17, 2008 among:

STEERS Repo Pass-Thru Trust, 2008-1 (the “Transferor”),

Lloyds TSB Bank plc (the “Transferee”)

and

Agilent Technologies World Trade, Inc. (the “Remaining Party”)

The Transferor and the Remaining Party have entered into the Transaction identified in the attached Schedule A (the “Old Transaction”), evidenced by a Confirmation dated March 17, 2008 (Reference: “Project Arrow Repurchase Transaction”) (the “Old Confirmation”) and subject to a TBMA Master Repurchase Agreement dated as of March 17, 2008 between the Transferor and the Remaining Party (the “Old Agreement”), as supported by a Third Amended and Restated Guaranty of Agilent Technologies, Inc. (the “Guaranty”) in regard of the Remaining Party’s obligations under the Old Transaction.

The Remaining Party and the Transferee are entering into a TBMA Master Repurchase Agreement (the “New Agreement”) dated the date hereof, including an Annex I to the New Agreement in the form of Schedule B hereto.

(1)   With effect from and including November 17, 2008 (the “Novation Date”), the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of, and all of Transferor’s rights and interest in the Guaranty in respect of, the portion of the Purchase Price of the Old Transaction equal to an amount of at least $100,000 or an integral multiple thereof and as specified in the attached Schedule A (such portion, the “Novated Portion”), with the effect that the Remaining Party and the Transferee enter into a new transaction between them having a Purchase Price equal to the Novated Portion (and, for the avoidance of doubt, having identical terms to that of the Old Transaction, save for (x) any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date and (y) any changes resulting from differences between the Old Agreement and the New Agreement or differences between the Old Confirmation and the New Confirmation (as defined below)) (the “New Transaction”).

(2)   With effect from and including the Novation Date, as applicable, the Transferor wishes to transfer to the Transferee the number of Purchased Securities equal to the portion of the Purchased Securities transferred by the Remaining Party in respect of the Novated Portion of the Old Transaction together with any Income received (whether received prior to, on or after the Novation Date) that has not been transferred as of the Novation Date in accordance with Paragraph 5 of the Old Agreement (as amended and supplemented by Annex I thereto) or applied in accordance with Section 11(c) of Annex I to the Old Agreement, provided that the Transferee’s obligations in respect of any such Income shall be determined by reference to the date of receipt thereof by the Transferor.

(3)   [Reserved].

(4)   With effect from and including the Novation Date, the Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transaction.

(5)   The Transferor and the Remaining Party wish to have released and discharged their respective obligations under and in respect of the Novated Portion of the Old Transaction.

Accordingly, the parties agree as follows:

1.             Definitions.

Terms defined in the Old Agreement and the Old Confirmation are used herein as so defined, unless otherwise provided herein.

2.             Transfer, Release, Discharge, Amendment and Undertakings.

With effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)           the Remaining Party and the Transferor are each released and discharged from obligations to each other with respect to the Novated Portion of the Old Transaction and their respective rights against each other with respect to such Novated Portion, provided that such release, cancellation and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable, or due to be performed, prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction;

(b)           the Transferor assigns and transfers to the Transferee its rights and interest under the Guaranty to the extent related to obligations of the Remaining Party in respect of the Novated Portion of the Old Transaction, provided that such assignment shall not affect any rights or interest with respect to payments due and payable by the Remaining Party prior to the Novation Date;

(c)           the Remaining Party and the Transferee enter into the New Transaction evidenced by a confirmation dated as of the Novation Date between them (the “New Confirmation”) and each undertake liabilities and obligations towards the other and acquire rights against each other as set forth in the New Agreement and the New Confirmation;

(d)           the Transferor undertakes to transfer to the Transferee any Purchased Securities transferred by the Remaining Party in respect of the Novated Portion of the Old Transaction and any Income received (whether received prior to, on or after the Novation Date) that has not been transferred as of the Novation Date in accordance with Paragraph 5 of the Old Agreement, and the Transferor and the Remaining Party respectively agree with respect to itself only that each such transfer shall be free and clear of any security interest, lien, encumbrance or other restriction created by or in respect of it; and

(e)           [Reserved].

(f)            the New Transaction shall be governed by and form part of the New Agreement and the New Confirmation, the offices of the Remaining Party and the Transferee for purposes of the New Transaction shall be the offices specified in the New Agreement, and the office of the Transferor for purposes of the Old Transaction shall be the office specified in the Old Agreement.

3.             Representations and Warranties.

(a)           On the date of this Novation Agreement and on the Novation Date:

(i)            Each of the parties makes to each of the other parties the representations and warranties set forth in the first sentence of Paragraph 10 of the Old Agreement as if such party was the “Buyer” or “Seller” under the Old Agreement with references in such Paragraph to “this Agreement” being deemed references to this Novation Agreement alone.

(ii)           The Remaining Party and the Transferor each represents to the other, and the Remaining Party and the Transferee each represent to the other, that no Event of Default with respect to it has occurred and is continuing and no such event would occur as a result of its entering into or performing its obligations, in each case with respect to the Old Agreement or the New Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(iii)          Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

(A)          it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation in or under the Old Agreement or in respect of the Old Transaction; and

(B)           as of the Novation Date, all obligations of the Transferor and the Remaining Party under the Old Transaction required to be performed on or before the Novation Date have been fulfilled.

(b)           The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under the New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4.             Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5.             Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6.             Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties hereto or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

7.             (a)   Governing Law.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to its conflict-of-law doctrine (except for Section 5-1401 of the New York General Obligations Law).

(b)   Jurisdiction.

The terms of Section 18 of Annex I to the Old Agreement shall apply to this Novation Agreement with respect to each party hereto and is hereby incorporated by reference herein as if set forth in its entirety herein, except that references in such Section to “the Agreement” shall be deemed references to this Novation Agreement alone.

8.             Concerning the Trustee.

It is expressly understood and agreed by the parties hereto that (a) this Novation Agreement is executed and delivered by The Bank of New York, not individually or personally but solely as trustee of the Transferor, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Transferor is made and intended not as personal representations, undertakings and agreements by The Bank of New York but is made and intended for the purpose of binding only the Transferor, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York, individually or personally, to perform any covenant or obligation either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Transferor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Transferor under this Novation Agreement or any other related documents.

[Signatures follow on separate page]

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

AGILENT TECHNOLOGIES WORLD TRADE, INC., as Remaining Party

By:	/s/ Hilliard C. Terry, III
Name: Hilliard C. Terry, III
Title: Assistant Treasurer
Date: November 17, 2008

LLOYDS TSB BANK PLC
as Transferee

By:	/s/ He Shen
Name: He Shen
Title: Managing Director, Structured Transactions Group
Date: November 17, 2008

STEERS REPO PASS-THRU TRUST, 2008-1,
as Transferor
By: The Bank of New York Mellon, (f/k/a The Bank of New York), not in its individual capacity but solely as Trustee of the Transferor

By:	/s/ Karen A. Trachtenberg
Name: Karen A. Trachtenberg
Title: Vice President
Date: November 17, 2008

SCHEDULE A

Old Transaction

Reference	Purchase Price	Novated Portion	Trade Date	Purchase Date	Buyer	Seller	Pricing Rate	Purchased Securities
	(US$)	(US$)
Project Arrow Repurchase Transaction	1,500,000,000	1,500,000,000	November 17, 2008	November 17, 2008	STEERS Repo Pass-Thru Trust, 2008-1	Agilent Technologies World Trade, Inc.	LIBOR plus 28bps	15,000 Class A Preferred Shares of Agilent Technologies (Cayco) Limited, issued at US$100,000 per share